STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Expenses
Professional fees	$ 19,292	$ 19,413	$ 17,928
Directors' remuneration	36,000	36,000	36,000
Office and miscellaneous	6,161	6,192	4,693
Operating Expenses, Total	61,453	61,605	58,621
Other income (loss)
Foreign exchange (loss) gain	(6,819)	1,004	7,038
Interest income	0	0	208
Accretion income		19,646	63,290
Loss on note receivable	(291,727)	0	(57,485)
Other income (loss), Total	(298,546)	20,650	13,051
Net loss and comprehensive loss for the year	$ (359,999)	$ (40,955)	$ (45,570)
Basic net income (loss) per common share	$ (0.03)	$ 0.00	$ 0.00
Diluted net income (loss) per common share	$ (0.03)	$ 0.00	$ 0.00
Weighted average number of common shares outstanding
- basic	10,950,000	10,950,000	10,950,000
- diluted	10,950,000	10,950,000	10,950,000